SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 21, 2002
                                (Date of report)


                            VIANET TECHNOLOGIES, INC.


       Delaware                   000-29177                      87-0434285
(State of Incorporation)   (Commission File Number)         (IRS Employer ID)


                         6509 Windcrest Drive, Suite 160
                                 Plano, TX 75024
                    (Address of principle executive offices)

                                 (972) 543-2700
                               (Telephone number)



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ITEM 4.

Change in Registrant's Certifying Accountant

         On February 21, 2002, Vianet Technologies, Inc. was notified by McGladrey & Pullen, LLP that they were electing to cease the client-auditor relationship. The cessation of the client-auditor relationship was not a result of any disagreement with the Company but resulted from the recent change of control of the Company.

         McGladrey & Pullen, LLP was engaged as the Company's independent auditor on October 2, 2000. Since that date and any subsequent interim periods preceding the date of resignation, the Company and McGladrey & Pullen, LLP had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report McGladrey & Pullen, LLP might have issued. Furthermore, none of McGladrey & Pullen, LLP's reports on the Company's consolidated financial statements contained an adverse opinion, disclaimer of opinion, or modification or qualification of opinion, except that McGladrey & Pullen, LLP's report on the consolidated financial statements for the year ended December 31, 2000 contains an explanatory paragraph indicating that there is substantial doubt as to the Company's ability to continue as a going concern.

         Effective as of February 26, 2002, the Company engaged Hein + Associates LLP as its new independent auditor.


ITEM 7.

o        Letter from McGladrey & Pullen, LLP

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                     Vianet Technologies, Inc.
                                                          (Registrant)


Dated:  February 26, 2002
                                                      /s/Victor E. Goetz
                                                By:      Victor E. Goetz
                                                         Chief Financial Officer

                             MCGLADREY & PULLEN, LLP

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

We were previously the independent accountants for Vianet Technologies, Inc. and on March 2, 2001, except for Note 19 to the consolidated financial statements as to which the date was April 12, 2001, we reported on the consolidated financial statements of Vianet Technologies, Inc. and subsidiaries as of and for the year ended December 31, 2000. On February 21, 2002, we resigned as independent accountants of Vianet Technologies, Inc. We have read Vianet Technologies, Inc.'s statements included in the first and second paragraphs under Item 4 of its Form 8-K for February 21, 2002 and we agree with such statements.


                                                      /s/McGladrey & Pullen, LLP
                                                         McGladrey & Pullen, LLP


New York, New York
February 26, 2002